              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV

                                   PROSPECTUS



                                 APRIL 30, 2012

        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE

               ISSUED BY: METLIFE INSURANCE COMPANY OF CONNECTICUT

This prospectus describes information you should know before you purchase Corporate Owned Variable Universal Life Insurance IV (the Policy), a flexible premium variable life insurance policy issued by MetLife Insurance Company of Connecticut (We, or the Company). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. Please consult your Policy for the provisions that apply in your state. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (the "INSURED"). Premium Payments are flexible in both frequency and amount.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Variable life insurance policies are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Replacing any existing life insurance policy with this Policy may not be to your advantage.

You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE "FUNDS"). A fixed rate option (THE "FIXED ACCOUNT") is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Investment Options that invest in the following Funds are available for all
Policies:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE   DREYFUS VARIABLE INVESTMENT FUND -- INITIAL
  INSURANCE FUNDS)                                 SHARES
  Invesco V.I. Global Real Estate                  Appreciation Portfolio
  Fund -- Series I                                 International Value Portfolio
  Invesco V.I. Government Securities               Opportunistic Small Cap Portfolio
  Fund -- Series I                               FIDELITY(R) VARIABLE INSURANCE PRODUCTS
  Invesco V.I. International Growth                Contrafund(R) Portfolio -- Service Class 2
  Fund -- Series I                                 Equity-Income Portfolio -- Initial Class
  Invesco Van Kampen V.I. Comstock                 Freedom 2010 Portfolio -- Initial Class
  Fund -- Series II                                Freedom 2015 Portfolio -- Initial Class
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES         Freedom 2020 Portfolio -- Initial Class
  FUND, INC.                                       Freedom 2025 Portfolio -- Initial Class
  Global Thematic Growth Portfolio -- Class B      Freedom 2030 Portfolio -- Initial Class
  Intermediate Bond Portfolio -- Class A           Growth & Income Portfolio -- Service
  International Value Portfolio -- Class A         Class 2
AMERICAN CENTURY VARIABLE PORTFOLIOS,              High Income Portfolio -- Initial Class
  INC. -- CLASS I                                  Index 500 Portfolio -- Initial Class
  VP Ultra(R) Fund                                 Investment Grade Bond Portfolio -- Service
  VP Vista(SM) Fund                                Class
AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2      Mid Cap Portfolio -- Service Class 2
  American Funds Bond Fund                         Overseas Portfolio -- Service Class 2
  American Funds Global Growth Fund              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
  American Funds Global Small Capitalization       TRUST
  Fund                                             Mutual Global Discovery Securities
  American Funds Growth Fund                       Fund -- Class 2
  American Funds Growth-Income Fund                Templeton Developing Markets Securities
  American Funds High-Income Bond Fund             Fund -- Class 2
  American Funds International Fund                Templeton Foreign Securities Fund --
  American Funds New World Fund(R)                 Class 2
  American Funds U.S. Government/AAA-Rated         Templeton Global Bond Securities
  Securities Fund                                  Fund -- Class 1
DELAWARE VIP(R) TRUST -- STANDARD CLASS          JANUS ASPEN SERIES -- SERVICE SHARES
  Delaware VIP(R) Small Cap Value Series           Enterprise Portfolio
                                                   Global Technology Portfolio

  Janus Aspen Perkins Mid Cap Value Portfolio      BlackRock Large Cap Value
  Overseas Portfolio                               Portfolio -- Class B
LEGG MASON PARTNERS VARIABLE EQUITY TRUST          BlackRock Legacy Large Cap Growth
  Legg Mason ClearBridge Variable Aggressive       Portfolio -- Class A
  Growth Portfolio -- Class I                      BlackRock Money Market Portfolio -- Class A
  Legg Mason ClearBridge Variable                  Davis Venture Value Portfolio -- Class A
  Appreciation Portfolio -- Class I                FI Value Leaders Portfolio -- Class D
  Legg Mason ClearBridge Variable Equity           Jennison Growth Portfolio -- Class A
  Income Builder Portfolio -- Class I              MetLife Conservative Allocation
  Legg Mason ClearBridge Variable Fundamental      Portfolio -- Class B
  All Cap Value Portfolio -- Class I               MetLife Conservative to Moderate Allocation
  Legg Mason ClearBridge Variable Large Cap        Portfolio -- Class B
  Growth Portfolio -- Class I                      MetLife Mid Cap Stock Index
  Legg Mason ClearBridge Variable Large Cap        Portfolio -- Class A
  Value Portfolio -- Class I                       MetLife Moderate Allocation
  Legg Mason Investment Counsel Variable           Portfolio -- Class B
  Social Awareness Portfolio                       MetLife Moderate to Aggressive Allocation
LEGG MASON PARTNERS VARIABLE INCOME                Portfolio -- Class B
  TRUST -- CLASS I                                 MetLife Stock Index Portfolio -- Class A
  Legg Mason Western Asset Variable Global         MFS(R) Total Return Portfolio -- Class F
  High Yield Bond Portfolio                        MFS(R) Value Portfolio -- Class A
  Legg Mason Western Asset Variable Strategic      MSCI EAFE(R) Index Portfolio -- Class A
  Bond Portfolio                                   Oppenheimer Global Equity
MET INVESTORS SERIES TRUST                         Portfolio -- Class B
  BlackRock High Yield Portfolio -- Class A        Russell 2000(R) Index Portfolio -- Class A
  BlackRock Large Cap Core Portfolio --            Western Asset Management U.S. Government
  Class E                                          Portfolio -- Class A
  Clarion Global Real Estate                     MFS(R) VARIABLE INSURANCE TRUST -- INITIAL
  Portfolio -- Class A                             CLASS
  Harris Oakmark International                     MFS(R) Global Equity Series
  Portfolio -- Class A                             MFS(R) High Income Series
  Janus Forty Portfolio -- Class A                 MFS(R) New Discovery Series
  Lazard Mid Cap Portfolio -- Class A            OPPENHEIMER VARIABLE ACCOUNT FUNDS -- NON-
  Loomis Sayles Global Markets                     SERVICE SHARES
  Portfolio -- Class A                             Oppenheimer Main Street Small- & Mid-Cap
  Lord Abbett Bond Debenture                       Fund(R)/VA
  Portfolio -- Class A                           PIMCO VARIABLE INSURANCE
  Lord Abbett Mid Cap Value                        TRUST -- ADMINISTRATIVE CLASS
  Portfolio -- Class B                             PIMCO All Asset Portfolio
  MetLife Aggressive Strategy                      PIMCO Long-Term U.S. Government Portfolio
  Portfolio -- Class B                             PIMCO Low Duration Portfolio
  Morgan Stanley Mid Cap Growth                    PIMCO Total Return Portfolio
  Portfolio -- Class A                           PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
  PIMCO Inflation Protected Bond                   Pioneer Emerging Markets VCT Portfolio
  Portfolio -- Class A                             Pioneer Mid Cap Value VCT Portfolio
  Pioneer Fund Portfolio -- Class A              PUTNAM VARIABLE TRUST -- CLASS IB
  Pioneer Strategic Income Portfolio --            Putnam VT International Value Fund
  Class A                                        ROYCE CAPITAL FUND -- INVESTMENT CLASS
  T. Rowe Price Large Cap Value                    Royce Micro-Cap Portfolio
  Portfolio -- Class B                             Royce Small-Cap Portfolio
METROPOLITAN SERIES FUND                         THE UNIVERSAL INSTITUTIONAL FUNDS,
  Baillie Gifford International Stock              INC. -- CLASS I
  Portfolio -- Class A                             Emerging Markets Debt Portfolio
  Barclays Capital Aggregate Bond Index            Emerging Markets Equity Portfolio
  Portfolio -- Class A
  BlackRock Aggressive Growth
  Portfolio -- Class D
  BlackRock Bond Income Portfolio -- Class A


Certain Funds have been subject to a name change. Please see Appendix B - "Additional Information Regarding Funds" for more information.

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS..........................     3
Policy Summary..........................................................     3
Principal Policy Benefits...............................................     3
Principal Policy Risks..................................................     4
Fund Company Risks......................................................     6
FEE TABLES..............................................................     7
Transaction Fees........................................................     7
Periodic Charges Other Than Fund Operating Expenses.....................     8
Fund Charges and Expenses...............................................    10
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS..................    15
The Insurance Company...................................................    15
The Separate Account and its Investment Options.........................    15
The Funds...............................................................    16
Voting Rights...........................................................    24
Conflicts of Interest...................................................    25
The Fixed Account.......................................................    25
POLICY CHARGES AND DEDUCTIONS...........................................    25
Charges Against Premium.................................................    26
Charges Against Contract Value..........................................    26
Charges Against the Separate Account....................................    27
Fund Charges............................................................    28
Modification, Reserved Rights and Other Charges.........................    28
POLICY DESCRIPTION......................................................    28
Applying for a Policy...................................................    28
Right to Cancel (free look period)......................................    29
When Coverage Begins....................................................    29
Income Tax Free 'Section 1035' Exchanges................................    30
Ownership/Policy Rights.................................................    30
PREMIUMS................................................................    32
Amount, Frequency and Duration of Premium Payments......................    32
Allocation of Premium Payments..........................................    32
VALUES UNDER YOUR POLICY................................................    33
Contract Value..........................................................    33
Investment Option Valuation.............................................    33
Fixed Account Valuation.................................................    34
Loan Account Valuation..................................................    35
TRANSFER................................................................    35
Transfers of Contract Value.............................................    35
Transfer of Contract Value from the Fixed Account to the Investment
  Options...............................................................    37
Transfer of Contract Value from the Investment Options to the Fixed
  Account...............................................................    37
Dollar-Cost Averaging (DCA Program).....................................    37
Portfolio Rebalancing...................................................    38
DEATH BENEFIT...........................................................    38
Death Benefit Examples .................................................    39
Changing the Death Benefit Option.......................................    40
Paying the Death Benefit and Payment Options ...........................    40
BENEFITS AT MATURITY....................................................    41
OTHER BENEFITS..........................................................    41
Exchange Option.........................................................    41
Insured Term Rider (Supplemental Insurance Benefits)....................    41
Cash Value Enhancement Rider............................................    42
POLICY SURRENDERS.......................................................    42
Full Surrender..........................................................    42
Partial Surrender.......................................................    42
POLICY LOANS............................................................    42
Loan Conditions.........................................................    43
Effects of Loans........................................................    43
LAPSE AND REINSTATEMENT.................................................    44
Lapse...................................................................    44
Grace Period............................................................    44
Reinstatement...........................................................    44
FEDERAL TAX CONSIDERATIONS..............................................    44
Potential Benefits of Life Insurance....................................    45
Tax Status of the Policy................................................    45
Tax Treatment of Policy Benefits........................................    46
OTHER TAX CONSIDERATIONS................................................    49
Insurable Interest......................................................    49
The Company's Income Taxes..............................................    49
Tax Credits and Deductions..............................................    49
Alternative Minimum Tax.................................................    50
DISTRIBUTION & COMPENSATION.............................................    50
Distribution............................................................    50
Compensation............................................................    50
OTHER POLICY INFORMATION................................................    52
Valuation and Payment...................................................    52
Suspension of Valuation and Postponement of Payment.....................    52
Policy Statements.......................................................    52
Limits on Right to Contest and Suicide Exclusion........................    53
Misstatement as to Sex and Age..........................................    53
Policy Changes..........................................................    53
Restrictions on Financial Transactions..................................    53
LEGAL PROCEEDINGS.......................................................    54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................    54
FINANCIAL STATEMENTS....................................................    54
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS...........   A-1
APPENDIX B: ADDITIONAL INFORMATION REGARDING FUNDS......................   B-1
APPENDIX C: TARGET PREMIUM PER $1,000 OF STATED AMOUNT..................   C-1
APPENDIX D: CASH VALUE ACCUMULATION TEST FACTORS........................   D-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

--------------------------------------------------------------------------------

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

     -    Death Benefit

          We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

          In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

          - OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

               1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary; OR

               2.   the Minimum Amount Insured on the Insured's date of death.

          The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

     -    Policy Surrenders (Withdrawals)

          You may withdraw some or all of your money from your Policy.

     -    Policy Loans

          You may borrow against your Policy using your Policy as collateral.

     -    The Investment Options and the Corresponding Funds

          You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

     -    The Fixed Account

          You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

     -    Flexible Premium Payments

          After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

     -    Tax-Free Death Benefit

          Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit. In the case of an employer owned policy, certain notice and consent and other requirements must be satisfied to obtain federal income tax-free death benefits.

     -    Right to Cancel Period

          We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten
          (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

     -    Dollar-Cost Averaging

          Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

     -    Portfolio Rebalancing

          This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

     -    Exchange Option

          During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

     -    Personalized Illustrations

          You may request personalized illustrations for the Policy that reflect the Insured's age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                             PRINCIPAL POLICY RISKS

     -    Poor Fund Performance (Investment Risk)

          The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your Planned Premium Payments (as illustrated). In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

     -    Tax Risks

          We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Contract Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium Payments at any time during certain 7-pay test periods exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

     -    Policy Lapse

          There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

     -    Policy Withdrawal Limitations

          The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

     -    Effects of Policy Loans

          A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

     -    Credit Risk

          The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

     -    Increase in Current Fees and Expenses

          Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

     -    Flexible Premium Payments

          Even if you send us your Planned Premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

     -    Policy is Not Suited for Short-Term Investment

          We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

          A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

          Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

          A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

          There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES


                              WHEN WE DEDUCT
CHARGE                          THE CHARGE                              AMOUNT DEDUCTED(1)

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Front-End Sales Expense  Upon receipt of each     Current Charge:          Applied as a percentage of each
Charges(2)               Premium Payment                                   Premium Payment (See Chart Below)(3)

                                                  --------------------------------------------------------------
                                                  GUARANTEED CHARGE:       IN ALL POLICY YEARS:  12% OF PREMIUM
                                                                           PAYMENTS UP TO THE TARGET PREMIUM AND
                                                                           8% ON PREMIUM PAYMENTS IN EXCESS OF
                                                                           THE TARGET PREMIUM

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Surrender Charge         When you fully or        Current Charge:          No charge
                         partially surrender
                         your Policy

                                                  --------------------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Transfer Charge          When you transfer        Current Charge:          No charge
                         Contract Value among
                         the Investment Options

                                                  --------------------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Dollar-Cost Averaging    When you make a          Current Charge:          No charge
  (DCA Program)          transfer under the DCA
                         Program

                                                  --------------------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER(4)

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Illustrations            When you request an      Current Charge:          No charge
                         illustration after the
                         Policy is issued

                                                  --------------------------------------------------------------
                                                  GUARANTEED CHARGE:       $15 PER ILLUSTRATION

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


---------
(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.
(2) The current and guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.

                                              SALES EXPENSE CHARGES
                                               ON A CURRENT BASIS
                                  --------------------------------------------
                  POLICY YEARS    UP TO TARGET PREMIUM    ABOVE TARGET PREMIUM
          (3)     ------------    --------------------    --------------------
                    Year 1-2                7%                    2.25%
                    Year 3-7                6%                    2.25%
                    Years 8+              3.5%                    2.25%

(4) For DCA Program purposes only, a transfer consists of all transfers occurring on the same day pursuant to your directions on the DCA authorization form.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                              WHEN WE DEDUCT
CHARGE                          THE CHARGE                              AMOUNT DEDUCTED(1)

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Cost of Insurance        Monthly on the           Current Charge:          Rates per $1000 of Insurance Risk for
Charge (COI)(1)          Deduction Day                                     First Year of Coverage:
                                                                           Minimum: $0.012(2)
                                                                           Maximum: $60.853(3)

                                                  --------------------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF INSURANCE RISK FOR
                                                                           FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.039 (4)
                                                                           MAXIMUM: $60.853(3)

                                                  --------------------------------------------------------------
                                                  Sample Charge for a 47   Rates per $1000 of Insurance Risk for
                                                  year-old non-smoking     First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.070
                                                                           Guaranteed: $0.271

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Policy Administrative    Monthly on the           Current Charge:          $5.00
  Expense Charges        Deduction Date

                                                  --------------------------------------------------------------
                                                  GUARANTEED CHARGE:       $10.00

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Mortality and Expense    Daily from the unloaned  Current Charge:          0.20% on an annual basis of the
  Risk (M&E) Charge(5)   portion of the Contract                           amounts in the Investment Options for
                         Value invested in the                             Policy Years 1-25 and 0.05%
                         Separate Account                                  thereafter

                                                  --------------------------------------------------------------
                                                  GUARANTEED CHARGE:       0.75% ON AN ANNUAL BASIS FOR ALL
                                                                           POLICY YEARS

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Monthly Sales Expense    Monthly for the first    Current Charge:          For Policies issued on or after
  Charge                 20 Policy Years and for                           January 1, 2009, the current charge
                         20 Policy Years                                   is $0. For all other Policies, the
                         following an increase                             monthly rate per thousand is equal
                         in the Stated Amount on                           to: $0.10 times the percentage of
                         the Deduction Date from                           initial base Stated Amount. This
                         unloaned portion of the                           monthly rate is applied to the
                         Contract Value                                    greater of (1) and (2) where (1) is
                                                                           equal to 6 times the first year
                                                                           premium, and (2) is equal to the
                                                                           lesser of (a) and (b) where (a) is
                                                                           equal to the initial total Stated
                                                                           Amount and (b) is equal to the
                                                                           product of (i) initial total Death
                                                                           Benefit, and (ii) the target premium
                                                                           factor per thousand (see Appendix C),
                                                                           and (iii) 2%.

                                                  --------------------------------------------------------------
                                                  GUARANTEED CHARGE:       The monthly rate per thousand is
                                                                           equal to: $0.10 times the percentage
                                                                           of initial base Stated Amount. This
                                                                           monthly rate is applied to the
                                                                           greater of (1) and (2) where (1) is
                                                                           equal to 6 times the first year
                                                                           premium, and (2) is equal to the
                                                                           lesser of (a) and (b) where (a) is
                                                                           equal to the initial total Stated
                                                                           Amount and (b) is equal to the
                                                                           product of (i) initial total Death
                                                                           Benefit, and (ii) the target premium
                                                                           factor per thousand (see Appendix C),
                                                                           and (iii) 2%.

                              WHEN WE DEDUCT
CHARGE                          THE CHARGE                              AMOUNT DEDUCTED(1)

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Net Cost of Policy       In arrears, at the end   Current Charge:          0.60% on an annual basis of the loan
  Loans(6)               of each Policy Year                               amount for the first ten (10) Policy
                         from the Loan Account                             Years, 0.50% for Policy Years eleven
                                                                           (11) through twenty (20), and 0.15%
                                                                           thereafter.

                                                  --------------------------------------------------------------
                                                  GUARANTEED CHARGE:       1.00% ON AN ANNUAL BASIS OF THE LOAN
                                                                           AMOUNT FOR ALL POLICY YEARS

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


---------
(1) The current cost of insurance charges shown are for the underwriting and risk class identified in the footnotes below while the Guaranteed charges are based on the 2001 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.
(2)   Sample charge for a 25-year-old female preferred non-smoker.
(3)   Sample charge for a male smoker age 99 (guaranteed issue) -- Table 10.
(4)   Sample charge for a 20-year-old female (any underwriting class).

(5) We are waiving the following amounts of the Mortality and Expense Risk Charge on the Subaccounts investing in the following Funds:

METROPOLITAN SERIES FUND
Western Asset Management U.S.    0.15% or, if greater, an amount, if any, equal to the
  Government Portfolio           fund expenses that are in excess of 0.68%
MET INVESTORS SERIES TRUST
BlackRock High Yield Portfolio   0.11%
Harris Oakmark International     an amount equal to the fund expenses that are in
  Portfolio                      excess of 0.90%
Loomis Sayles Global Markets     an amount equal to the fund expenses that are in
  Portfolio                      excess of 0.85%
T. Rowe Price Large Cap Value    an amount equal to the fund expenses that are in
  Portfolio                      excess of 0.87%
Lord Abbett Mid-Cap Value        an amount equal to the fund expenses that are in
  Portfolio                      excess of 1.12%
PIMCO Inflation Protected Bond   an amount equal to the fund expenses that are in
  Portfolio                      excess of 0.65%
Third Avenue Small Cap Value     an amount equal to the fund expenses that are in
  Portfolio                      excess of 1.10%


(6) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS

                              WHEN WE DEDUCT
CHARGE                          THE CHARGE                                AMOUNT DEDUCTED

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Insured Term Rider (2    Monthly on the           Current Charge:          Rates per $1000 of Term Insurance
parts of the charge)(1)  Deduction Day                                     Risk for First Year of Coverage:
Cost of Insurance                                                          Minimum: $0.012(4)
                                                                           Maximum: $60.853(2))

                                                  --------------------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF TERM INSURANCE
                                                                           RISK FOR FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.039(3)
                                                                           MAXIMUM: $60.853(2)

                                                  --------------------------------------------------------------
                                                  Sample Charge for a 47   Rates per $1000 of Term Insurance
                                                  year-old non-smoking     Risk for First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.070
                                                                           Guaranteed: $0.271

----------------------------------------------------------------------------------------------------------------
(2) Monthly Sales Load                            Current Charge:          $0.00

                                                  --------------------------------------------------------------
                                                  GUARANTEED CHARGE:       THE MONTHLY RATE PER THOUSAND IS
                                                                           EQUAL TO $0.10 TIMES THE PERCENTAGE
                                                                           OF INITIAL TERM STATED AMOUNT. THIS
                                                                           MONTHLY RATE IS APPLIED TO THE
                                                                           GREATER OF (1) AND (2) WHERE (1) IS
                                                                           EQUAL TO 6 TIMES THE FIRST YEAR
                                                                           PREMIUM AND (2) IS EQUAL TO THE
                                                                           LESSER OF (A) AND (B) WHERE (A) IS
                                                                           EQUAL TO THE INITIAL TOTAL STATED
                                                                           AMOUNT AND (B) IS EQUAL TO THE
                                                                           PRODUCT OF (I) INITIAL TOTAL DEATH
                                                                           BENEFIT, (II) THE TARGET PREMIUM
                                                                           FACTOR PER THOUSAND (SEE APPENDIX C)
                                                                           AND (III) 2%.

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Cash Value Enhancement   Not applicable           Current Charge:          No Charge
  Rider

                                                  --------------------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


---------
(1)   Sample charge for a 25-year-old female preferred non-smoker.
(2)   Sample charge for a male smoker age 99 (guaranteed issue) -- Table 10.
(3)   Sample charge for a 20-year-old female (any underwriting class).

                            FUND CHARGES AND EXPENSES

The next two tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2011. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2011, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management
  fees, distribution and/or service (12b-1) fees, and other expenses)     0.10%      1.72%


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
FUND                                   FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
----                               ----------  ------------  --------  ------------------  ---------  ---------------  ---------
AIM VARIABLE INSURANCE FUNDS
  (INVESCO VARIABLE INSURANCE
  FUNDS)
  Invesco V.I. Global Real Estate
     Fund -- Series I............     0.75%          --        0.39%            --            1.14%         0.00%         1.14%
  Invesco V.I. Government
     Securities Fund -- Series
     I...........................     0.46%          --        0.29%            --            0.75%         0.05%         0.70%
  Invesco V.I. International
     Growth Fund -- Series I.....     0.71%          --        0.32%            --            1.03%           --          1.03%
  Invesco Van Kampen V.I.
     Comstock Fund -- Series II..     0.56%        0.25%       0.24%            --            1.05%         0.08%         0.97%
ALLIANCEBERNSTEIN VARIABLE
  PRODUCTS SERIES FUND, INC.
  Global Thematic Growth
     Portfolio -- Class B........     0.75%        0.25%       0.19%            --            1.19%           --          1.19%
  Intermediate Bond
     Portfolio -- Class A........     0.45%          --        0.20%            --            0.65%           --          0.65%
  International Value
     Portfolio -- Class A........     0.75%          --        0.07%            --            0.82%           --          0.82%
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
  VP Ultra(R) Fund...............     1.00%          --        0.01%            --            1.01%           --          1.01%
  VP Vista(sm) Fund..............     1.00%          --        0.01%          0.03%           1.04%           --          1.04%
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
  American Funds Bond Fund.......     0.36%        0.25%       0.02%            --            0.63%           --          0.63%
  American Funds Global Growth
     Fund........................     0.53%        0.25%       0.02%            --            0.80%           --          0.80%
  American Funds Global Small
     Capitalization Fund.........     0.70%        0.25%       0.04%            --            0.99%           --          0.99%
  American Funds Growth Fund.....     0.32%        0.25%       0.02%            --            0.59%           --          0.59%
  American Funds Growth-Income
     Fund........................     0.27%        0.25%       0.01%            --            0.53%           --          0.53%
  American Funds High-Income Bond
     Fund........................     0.46%        0.25%       0.01%            --            0.72%           --          0.72%
  American Funds International
     Fund........................     0.49%        0.25%       0.04%            --            0.78%           --          0.78%
  American Funds New World
     Fund(R).....................     0.73%        0.25%       0.05%            --            1.03%           --          1.03%
  American Funds U.S.
     Government/AAA-Rated
     Securities Fund.............     0.33%        0.25%       0.01%            --            0.59%           --          0.59%
DELAWARE VIP(R) TRUST
  -- STANDARD CLASS
  Delaware VIP(R) Small Cap Value
     Series......................     0.73%          --        0.08%            --            0.81%           --          0.81%

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
FUND                                   FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
----                               ----------  ------------  --------  ------------------  ---------  ---------------  ---------
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Appreciation Portfolio.........     0.75%          --        0.05%            --            0.80%           --          0.80%
  International Value Portfolio..     1.00%          --        0.25%            --            1.25%           --          1.25%
  Opportunistic Small Cap
     Portfolio...................     0.75%          --        0.13%            --            0.88%           --          0.88%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  Contrafund(R) Portfolio
     -- Service Class 2..........     0.56%        0.25%       0.09%            --            0.90%           --          0.90%
  Equity-Income Portfolio
     -- Initial Class............     0.46%          --        0.10%            --            0.56%           --          0.56%
  Freedom 2010 Portfolio
     -- Initial Class............       --           --          --           0.56%           0.56%           --          0.56%
  Freedom 2015 Portfolio
     -- Initial Class............       --           --          --           0.56%           0.56%           --          0.56%
  Freedom 2020 Portfolio
     -- Initial Class............       --           --          --           0.60%           0.60%           --          0.60%
  Freedom 2025 Portfolio
     -- Initial Class............       --           --          --           0.64%           0.64%           --          0.64%
  Freedom 2030 Portfolio
     -- Initial Class............       --           --          --           0.65%           0.65%           --          0.65%
  Growth & Income
     Portfolio -- Service Class
     2...........................     0.46%        0.25%       0.13%            --            0.84%           --          0.84%
  High Income Portfolio
     -- Initial Class............     0.57%          --        0.12%            --            0.69%           --          0.69%
  Index 500 Portfolio  -- Initial
     Class.......................     0.05%          --        0.05%            --            0.10%           --          0.10%
  Investment Grade Bond
     Portfolio -- Service Class..     0.32%        0.10%       0.10%            --            0.52%           --          0.52%
  Mid Cap Portfolio  -- Service
     Class 2.....................     0.56%        0.25%       0.10%            --            0.91%           --          0.91%
  Overseas Portfolio  -- Service
     Class 2.....................     0.71%        0.25%       0.14%            --            1.10%           --          1.10%
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Small-Mid Cap Growth
     Securities Fund  -- Class
     2+..........................     0.50%        0.25%       0.29%          0.01%           1.05%         0.00%         1.05%
  Mutual Global Discovery
     Securities Fund -- Class 2..     0.80%        0.25%       0.17%            --            1.22%           --          1.22%
  Templeton Developing Markets
     Securities Fund  -- Class
     2...........................     1.10%        0.25%       0.25%            --            1.60%           --          1.60%
  Templeton Foreign Securities
     Fund -- Class 2.............     0.64%        0.25%       0.15%          0.01%           1.05%         0.00%         1.05%
  Templeton Global Bond
     Securities Fund -- Class 1..     0.46%          --        0.10%            --            0.56%           --          0.56%
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Enterprise Portfolio...........     0.64%        0.25%       0.05%            --            0.94%           --          0.94%
  Global Technology Portfolio....     0.64%        0.25%       0.16%            --            1.05%         0.00%         1.05%
  Janus Aspen Perkins Mid Cap
     Value Portfolio.............     0.67%        0.25%       0.18%            --            1.10%         0.00%         1.10%
  Overseas Portfolio.............     0.60%        0.25%       0.06%            --            0.91%           --          0.91%
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason ClearBridge Variable
     Aggressive Growth
     Portfolio -- Class I........     0.75%          --        0.05%            --            0.80%         0.00%         0.80%
  Legg Mason ClearBridge Variable
     Appreciation
     Portfolio -- Class I........     0.71%          --        0.05%            --            0.76%         0.00%         0.76%
  Legg Mason ClearBridge Variable
     Equity Income Builder
     Portfolio -- Class I........     0.75%          --        0.08%            --            0.83%           --          0.83%
  Legg Mason ClearBridge Variable
     Fundamental All Cap Value
     Portfolio  -- Class I.......     0.75%          --        0.06%            --            0.81%         0.00%         0.81%
  Legg Mason ClearBridge Variable
     Large Cap Growth
     Portfolio -- Class I........     0.75%          --        0.11%            --            0.86%         0.00%         0.86%
  Legg Mason ClearBridge Variable
     Large Cap Value
     Portfolio -- Class I........     0.65%          --        0.08%            --            0.73%         0.00%         0.73%
  Legg Mason Investment Counsel
     Variable Social Awareness
     Portfolio...................     0.70%          --        0.25%            --            0.95%         0.00%         0.95%

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
FUND                                   FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
----                               ----------  ------------  --------  ------------------  ---------  ---------------  ---------
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
  Legg Mason Western Asset
     Variable Global High Yield
     Bond Portfolio..............     0.80%          --        0.14%            --            0.94%         0.00%         0.94%
  Legg Mason Western Asset
     Variable Strategic Bond
     Portfolio...................     0.65%          --        0.34%            --            0.99%         0.00%         0.99%
MET INVESTORS SERIES TRUST
  BlackRock High Yield
     Portfolio -- Class A........     0.60%          --        0.05%            --            0.65%           --          0.65%
  BlackRock Large Cap Core
     Portfolio -- Class E........     0.59%        0.15%       0.05%          0.01%           0.80%         0.01%         0.79%
  Clarion Global Real Estate
     Portfolio -- Class A........     0.61%          --        0.06%            --            0.67%           --          0.67%
  Harris Oakmark International
     Portfolio  -- Class A.......     0.77%          --        0.08%            --            0.85%         0.02%         0.83%
  Invesco Small Cap Growth
     Portfolio -- Class A+.......     0.85%          --        0.03%            --            0.88%         0.02%         0.86%
  Janus Forty Portfolio  -- Class
     A...........................     0.63%          --        0.03%            --            0.66%         0.01%         0.65%
  Lazard Mid Cap
     Portfolio -- Class A........     0.69%          --        0.06%            --            0.75%           --          0.75%
  Loomis Sayles Global Markets
     Portfolio -- Class A........     0.70%          --        0.10%            --            0.80%           --          0.80%
  Lord Abbett Bond Debenture
     Portfolio  -- Class A.......     0.50%          --        0.04%            --            0.54%           --          0.54%
  Lord Abbett Mid Cap Value
     Portfolio -- Class B........     0.67%        0.25%       0.06%            --            0.98%         0.02%         0.96%
  MetLife Aggressive Strategy
     Portfolio  -- Class B.......     0.09%        0.25%       0.01%          0.75%           1.10%         0.00%         1.10%
  MFS(R) Emerging Markets Equity
     Portfolio -- Class A+.......     0.92%          --        0.17%            --            1.09%           --          1.09%
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A........     0.65%          --        0.07%            --            0.72%         0.01%         0.71%
  PIMCO Inflation Protected Bond
     Portfolio -- Class A........     0.47%          --        0.04%            --            0.51%           --          0.51%
  Pioneer Fund Portfolio
     -- Class A..................     0.64%          --        0.05%            --            0.69%         0.01%         0.68%
  Pioneer Strategic Income
     Portfolio -- Class A........     0.58%          --        0.06%            --            0.64%           --          0.64%
  T. Rowe Price Large Cap Value
     Portfolio -- Class B........     0.57%        0.25%       0.02%            --            0.84%           --          0.84%
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A+.......     0.75%          --        0.03%            --            0.78%           --          0.78%
  Third Avenue Small Cap Value
     Portfolio -- Class B+.......     0.74%        0.25%       0.03%            --            1.02%         0.01%         1.01%
METROPOLITAN SERIES FUND
  Baillie Gifford International
     Stock Portfolio -- Class A..     0.83%          --        0.12%            --            0.95%         0.10%         0.85%
  Barclays Capital Aggregate Bond
     Index Portfolio -- Class A..     0.25%          --        0.03%            --            0.28%         0.01%         0.27%
  BlackRock Aggressive Growth
     Portfolio -- Class D........     0.73%        0.10%       0.04%            --            0.87%           --          0.87%
  BlackRock Bond Income
     Portfolio -- Class A........     0.34%          --        0.03%            --            0.37%         0.01%         0.36%
  BlackRock Large Cap Value
     Portfolio -- Class B........     0.63%        0.25%       0.03%            --            0.91%         0.03%         0.88%
  BlackRock Legacy Large Cap
     Growth Portfolio  -- Class
     A...........................     0.71%          --        0.02%            --            0.73%         0.01%         0.72%
  BlackRock Money Market
     Portfolio -- Class A........     0.33%          --        0.02%            --            0.35%         0.01%         0.34%
  Davis Venture Value
     Portfolio -- Class A........     0.70%          --        0.03%            --            0.73%         0.05%         0.68%

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE  OPERATING
FUND                                   FEE     (12B-1) FEES  EXPENSES     AND EXPENSES      EXPENSES   REIMBURSEMENT    EXPENSES
----                               ----------  ------------  --------  ------------------  ---------  ---------------  ---------
  FI Value Leaders
     Portfolio -- Class D........     0.67%        0.10%       0.07%            --            0.84%           --          0.84%
  Jennison Growth
     Portfolio -- Class A........     0.62%          --        0.02%            --            0.64%         0.07%         0.57%
  MetLife Conservative Allocation
     Portfolio  -- Class B.......     0.09%        0.25%       0.02%          0.53%           0.89%         0.01%         0.88%
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class B........     0.07%        0.25%       0.01%          0.58%           0.91%         0.00%         0.91%
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........     0.25%          --        0.05%          0.02%           0.32%         0.00%         0.32%
  MetLife Moderate Allocation
     Portfolio  -- Class B.......     0.06%        0.25%         --           0.64%           0.95%         0.00%         0.95%
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class B........     0.06%        0.25%       0.01%          0.69%           1.01%         0.00%         1.01%
  MetLife Stock Index
     Portfolio -- Class A........     0.25%          --        0.02%            --            0.27%         0.01%         0.26%
  MFS(R) Total Return
     Portfolio -- Class F........     0.54%        0.20%       0.05%            --            0.79%           --          0.79%
  MFS(R) Value Portfolio
     -- Class A..................     0.70%          --        0.03%            --            0.73%         0.13%         0.60%
  MSCI EAFE(R) Index
     Portfolio -- Class A........     0.30%          --        0.11%          0.01%           0.42%         0.00%         0.42%
  Oppenheimer Global Equity
     Portfolio -- Class B........     0.52%        0.25%       0.10%            --            0.87%           --          0.87%
  Russell 2000(R) Index
     Portfolio -- Class A........     0.25%          --        0.06%          0.08%           0.39%         0.00%         0.39%
  T. Rowe Price Large Cap Growth
     Portfolio -- Class B+.......     0.60%        0.25%       0.04%            --            0.89%         0.01%         0.88%
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........     0.47%          --        0.02%            --            0.49%         0.01%         0.48%
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
  MFS(R) Global Equity Series....     1.00%          --        0.40%            --            1.40%         0.25%         1.15%
  MFS(R) High Income Series......     0.70%          --        0.09%            --            0.79%           --          0.79%
  MFS(R) New Discovery Series....     0.90%          --        0.08%            --            0.98%           --          0.98%
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
  Oppenheimer Main Street Small-
     & Mid-Cap Fund(R)/VA........     0.69%          --        0.14%            --            0.83%         0.03%         0.80%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  PIMCO All Asset Portfolio......     0.43%          --        0.15%          0.74%           1.32%         0.07%         1.25%
  PIMCO Long-Term U.S. Government
     Portfolio...................     0.48%          --        0.15%            --            0.63%           --          0.63%
  PIMCO Low Duration Portfolio...     0.50%          --        0.15%            --            0.65%           --          0.65%
  PIMCO Total Return Portfolio...     0.50%          --        0.15%            --            0.65%           --          0.65%
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Emerging Markets VCT
     Portfolio...................     1.15%        0.25%       0.32%            --            1.72%           --          1.72%
  Pioneer Mid Cap Value VCT
     Portfolio...................     0.65%        0.25%       0.07%            --            0.97%           --          0.97%
PUTNAM VARIABLE TRUST  -- CLASS
  IB
  Putnam VT International Value
     Fund........................     0.70%        0.25%       0.23%            --            1.18%           --          1.18%
ROYCE CAPITAL FUND  -- INVESTMENT
  CLASS
  Royce Micro-Cap Portfolio......     1.25%          --        0.07%          0.02%           1.34%           --          1.34%
  Royce Small-Cap Portfolio......     1.00%          --        0.05%            --            1.05%           --          1.05%
THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC. -- CLASS I
  Emerging Markets Debt
     Portfolio...................     0.75%          --        0.30%            --            1.05%         0.00%         1.05%
  Emerging Markets Equity
     Portfolio...................     1.22%          --        0.38%            --            1.60%         0.18%         1.42%


---------
+ Not available under all Policies. Availability depends on Policy issue date.

The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Funds have agreed to waive fees and/or pay expenses of the Funds until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Fund, but the expenses of the Fund are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Funds provided the information on their expenses, and we have not independently verified the information.

Certain Funds that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Fund invests in other underlying portfolios, the Fund will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the underlying fund prospectus for more information.

             DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS

--------------------------------------------------------------------------------

                              THE INSURANCE COMPANY

METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, MetLife Insurance Company of Connecticut sponsors a separate account: the MetLife of CT Fund UL III for Variable Life Insurance ("FUND UL III"). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium Payments that you and other Policy Owners invest in the Investment Options are deposited in Fund UL III and are held solely for the benefit of those who invest in the Investment Options of Fund UL III and no one else, including our creditors. The assets of Fund UL III are held in our name on behalf of Fund UL III and legally belong to us. The income, gains, and losses are credited to, or charged against the Policies issued from Fund UL III without regard to the income, gains or losses from any other separate account or from any other business of the Company. Finally, the assets of Fund UL III may not be used to pay any liabilities of the Company other than those arising from the Policies.

The MetLife of CT Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Contract Value in Fund UL III. Any such amount that exceeds the Policy's Contract Value in Fund UL III is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife Insurance Company of Connecticut is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

                                    THE FUNDS

The Funds offered through this Policy are listed below. From time to time we may make new Funds available. Some Funds may not be available in certain states. Each Fund is a portfolio of an open-end, management investment company that is registered under the Investment Company Act of 1940. These Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund will be different from that of the Fund.

We select the Funds offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure and brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Contract Value if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Funds based on recommendations made by broker-dealer firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Funds.

WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR POLICY RESULTING FROM PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

If investment in the Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Policy, or for any other reason in our sole discretion, we may substitute another Fund or Funds without your consent. The substituted Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premiums, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Funds to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. These payments may be derived, in whole or in part, from the advisory fees deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. See the Funds' prospectus for more information. The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

The Company and/or certain of its affiliated insurance companies have a joint ownership interest in its affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company.'' The Company's ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. The Company will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the adviser. (See "Fund Fees and Expenses" for information on the management fees paid by the Funds and the Fund's Statement of Additional Information for information on the management fees paid by the adviser to the subadvisers.)

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Fund's prospectus. (See "Fund Fees and Expenses" and "Distribution and Compensation.") The payments are deducted from the assets of the Funds and are paid to us or our distributor, MetLife Investors Distribution Company. These payments decrease the Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Distribution and Compensation.")

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-908-253-1400 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.

             FUNDING                          INVESTMENT                          INVESTMENT
             OPTION                            OBJECTIVE                      ADVISER/SUBADVISER
--------------------------------   --------------------------------    --------------------------------
AIM VARIABLE INSURANCE FUNDS
  (INVESCO VARIABLE INSURANCE
  FUNDS)
Invesco V.I. Global Real Estate    Seeks total return through          Invesco Advisers, Inc.
  Fund -- Series I                 growth of capital and current       Subadviser: Invesco Asset
                                   income.                             Management Limited
Invesco V.I. Government            Seeks total return, comprised of    Invesco Advisers, Inc.
  Securities Fund -- Series I      current income and capital
                                   appreciation.
Invesco V.I. International         Seeks long-term growth of           Invesco Advisers, Inc.
  Growth Fund -- Series I          capital.
Invesco Van Kampen V.I. Comstock   Seeks capital growth and income     Invesco Advisers, Inc.
  Fund -- Series II                through investments in equity
                                   securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
ALLIANCEBERNSTEIN VARIABLE
  PRODUCTS SERIES FUND, INC.
Global Thematic Growth             Seeks long-term growth of           AllianceBernstein L.P.
  Portfolio -- Class B             capital.
Intermediate Bond                  Seeks to generate income and        AllianceBernstein L.P.
  Portfolio -- Class A             price appreciation without
                                   assuming what the Adviser
                                   considers undue risk.
International Value                Seeks long-term growth of           AllianceBernstein L.P.
  Portfolio -- Class A             capital.
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
VP Ultra(R) Fund                   Seeks long-term capital growth.     American Century Investment
                                                                       Management, Inc.
VP Vista(sm) Fund                  Seeks long-term capital growth.     American Century Investment
                                                                       Management, Inc.
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund           Seeks as high a level of current    Capital Research and Management
                                   income as is consistent with the    Company
                                   preservation of capital.

             FUNDING                          INVESTMENT                          INVESTMENT
             OPTION                            OBJECTIVE                      ADVISER/SUBADVISER
--------------------------------   --------------------------------    --------------------------------
American Funds Global Growth       Seeks long-term growth of           Capital Research and Management
  Fund                             capital.                            Company
American Funds Global Small        Seeks long-term growth of           Capital Research and Management
  Capitalization Fund              capital.                            Company
American Funds Growth Fund         Seeks growth of capital.            Capital Research and Management
                                                                       Company
American Funds Growth-Income       Seeks long-term growth of           Capital Research and Management
  Fund                             capital and income.                 Company
American Funds High-Income Bond    Seeks a high level of current       Capital Research and Management
  Fund                             income. Its secondary investment    Company
                                   objective is capital
                                   appreciation.
American Funds International       Seeks long-term growth of           Capital Research and Management
  Fund                             capital.                            Company
American Funds New World Fund(R)   Seeks long-term capital             Capital Research and Management
                                   appreciation.                       Company
American Funds U.S.                Seeks a high level of current       Capital Research and Management
  Government/AAA-Rated             income consistent with              Company
  Securities Fund                  preservation of capital.
DELAWARE VIP(R)
  TRUST -- STANDARD CLASS
Delaware VIP(R) Small Cap Value    Seeks capital appreciation.         Delaware Management Company
  Series
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
Appreciation Portfolio             Seeks long-term capital growth      The Dreyfus Corporation
                                   consistent with the preservation    Subadviser: Fayez Sarofim & Co.
                                   of capital. Its secondary goal
                                   is current income.
International Value Portfolio      Seeks long-term capital growth.     The Dreyfus Corporation
Opportunistic Small Cap            Seeks capital growth.               The Dreyfus Corporation
  Portfolio
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
Contrafund(R)                      Seeks long-term capital             Fidelity Management & Research
  Portfolio -- Service Class 2     appreciation.                       Company
                                                                       Subadviser: FMR Co., Inc.
Equity-Income                      Seeks reasonable income. The        Fidelity Management & Research
  Portfolio -- Initial Class       fund will also consider the         Company
                                   potential for capital               Subadviser: FMR Co., Inc.
                                   appreciation. The fund's goal is
                                   to achieve a yield which exceeds
                                   the composite yield on the
                                   securities comprising the S&P
                                   500(R) Index.
Freedom 2010                       Seeks high total return with a      Strategic Advisers, Inc.
  Portfolio -- Initial Class       secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2015                       Seeks high total return with a      Strategic Advisers, Inc.
  Portfolio -- Initial Class       secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.

             FUNDING                          INVESTMENT                          INVESTMENT
             OPTION                            OBJECTIVE                      ADVISER/SUBADVISER
--------------------------------   --------------------------------    --------------------------------
Freedom 2020                       Seeks high total return with a      Strategic Advisers, Inc.
  Portfolio -- Initial Class       secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2025                       Seeks high total return with a      Strategic Advisers, Inc.
  Portfolio -- Initial Class       secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2030                       Seeks high total return with a      Strategic Advisers, Inc.
  Portfolio -- Initial Class       secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Growth & Income                    Seeks high total return through     Fidelity Management & Research
  Portfolio -- Service Class 2     a combination of current income     Company
                                   and capital appreciation.           Subadviser: FMR Co., Inc.
High Income Portfolio -- Initial   Seeks a high level of current       Fidelity Management & Research
  Class                            income, while also considering      Company
                                   growth of capital.                  Subadviser: FMR Co., Inc.
Index 500 Portfolio -- Initial     Seeks investment results that       Fidelity Management & Research
  Class                            correspond to the total return      Company
                                   of common stocks publicly traded    Subadvisers: FMR Co., Inc.;
                                   in the United States, as            Geode Capital Management, LLC
                                   represented by the S&P 500(R)
                                   Index.
Investment Grade Bond              Seeks as high a level of current    Fidelity Management & Research
  Portfolio -- Service Class       income as is consistent with the    Company
                                   preservation of capital.            Subadviser: Fidelity Investments
                                                                       Money Management, Inc.
Mid Cap Portfolio -- Service       Seeks long-term growth of           Fidelity Management & Research
  Class 2                          capital.                            Company
                                                                       Subadviser: FMR Co., Inc.
Overseas Portfolio -- Service      Seeks long-term growth of           Fidelity Management & Research
  Class 2                          capital.                            Company
                                                                       Subadviser: FMR Co., Inc.
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
Franklin Small-Mid Cap Growth      Seeks long-term capital growth.     Franklin Advisers, Inc.
  Securities Fund -- Class 2+
Mutual Global Discovery            Seeks capital appreciation.         Franklin Mutual Advisers, LLC
  Securities Fund -- Class 2
Templeton Developing Markets       Seeks long-term capital             Templeton Asset Management Ltd.
  Securities Fund -- Class 2       appreciation.
Templeton Foreign Securities       Seeks long-term capital growth.     Templeton Investment Counsel,
  Fund -- Class 2                                                      LLC
Templeton Global Bond Securities   Seeks high current income,          Franklin Advisers, Inc.
  Fund -- Class 1                  consistent with preservation of
                                   capital, with capital
                                   appreciation as a secondary
                                   consideration.
JANUS ASPEN SERIES -- SERVICE
  SHARES
Enterprise Portfolio               Seeks long-term growth of           Janus Capital Management LLC
                                   capital.
Global Technology Portfolio        Seeks long-term growth of           Janus Capital Management LLC
                                   capital.

             FUNDING                          INVESTMENT                          INVESTMENT
             OPTION                            OBJECTIVE                      ADVISER/SUBADVISER
--------------------------------   --------------------------------    --------------------------------
Janus Aspen Perkins Mid Cap        Seeks capital appreciation.         Janus Capital Management LLC
  Value Portfolio                                                      Subadviser: Perkins Investment
                                                                       Management LLC
Overseas Portfolio                 Seeks long-term growth of           Janus Capital Management LLC
                                   capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
Legg Mason ClearBridge Variable    Seeks capital appreciation.         Legg Mason Partners Fund
  Aggressive Growth                                                    Advisor, LLC
  Portfolio -- Class I                                                 Subadviser: ClearBridge
                                                                       Advisors, LLC
Legg Mason ClearBridge Variable    Seeks long-term appreciation of     Legg Mason Partners Fund
  Appreciation                     capital.                            Advisor, LLC
  Portfolio -- Class I                                                 Subadviser: ClearBridge
                                                                       Advisors, LLC
Legg Mason ClearBridge Variable    Seeks a high level of current       Legg Mason Partners Fund
  Equity Income Builder            income. Long-term capital           Advisor, LLC
  Portfolio -- Class I             appreciation is a secondary         Subadviser: ClearBridge
                                   objective.                          Advisors, LLC
Legg Mason ClearBridge Variable    Seeks long-term capital growth.     Legg Mason Partners Fund
  Fundamental All Cap Value        Current income is a secondary       Advisor, LLC
  Portfolio -- Class I             consideration.                      Subadviser: ClearBridge
                                                                       Advisors, LLC
Legg Mason ClearBridge Variable    Seeks long-term growth of           Legg Mason Partners Fund
  Large Cap Growth                 capital.                            Advisor, LLC
  Portfolio -- Class I                                                 Subadviser: ClearBridge
                                                                       Advisors, LLC
Legg Mason ClearBridge Variable    Seeks long-term growth of           Legg Mason Partners Fund
  Large Cap Value                  capital. Current income is a        Advisor, LLC
  Portfolio -- Class I             secondary objective.                Subadviser: ClearBridge
                                                                       Advisors, LLC
Legg Mason Investment Counsel      Seeks capital appreciation and      Legg Mason Partners Fund
  Variable Social Awareness        retention of net investment         Advisor, LLC
  Portfolio                        income.                             Subadviser: Legg Mason
                                                                       Investment Counsel, LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
Legg Mason Western Asset           Seeks to maximize total return,     Legg Mason Partners Fund
  Variable Global High Yield       consistent with the preservation    Advisor, LLC
  Bond Portfolio                   of capital.                         Subadvisers: Western Asset
                                                                       Management Company; Western
                                                                       Asset Management Company
                                                                       Limited; Western Asset
                                                                       Management Company Pte. Ltd.
Legg Mason Western Asset           Seeks to maximize total return,     Legg Mason Partners Fund
  Variable Strategic Bond          consistent with the preservation    Advisor, LLC
  Portfolio                        of capital.                         Subadvisers: Western Asset
                                                                       Management Company; Western
                                                                       Asset Management Company Limited

             FUNDING                          INVESTMENT                          INVESTMENT
             OPTION                            OBJECTIVE                      ADVISER/SUBADVISER
--------------------------------   --------------------------------    --------------------------------
MET INVESTORS SERIES TRUST
BlackRock High Yield               Seeks to maximize total return,     MetLife Advisers, LLC
  Portfolio -- Class A             consistent with income              Subadviser: BlackRock Financial
                                   generation and prudent              Management, Inc.
                                   investment management.
BlackRock Large Cap Core           Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio -- Class E                                                 Subadviser: BlackRock Advisors,
                                                                       LLC
Clarion Global Real Estate         Seeks total return through          MetLife Advisers, LLC
  Portfolio -- Class A             investment in real estate           Subadviser: CBRE Clarion
                                   securities, emphasizing both        Securities LLC
                                   capital appreciation and current
                                   income.
Harris Oakmark International       Seeks long-term capital             MetLife Advisers, LLC
  Portfolio -- Class A             appreciation.                       Subadviser: Harris Associates
                                                                       L.P.
Invesco Small Cap Growth           Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio -- Class A+            capital.                            Subadviser: Invesco Advisers,
                                                                       Inc.
Janus Forty Portfolio -- Class A   Seeks capital appreciation.         MetLife Advisers, LLC
                                                                       Subadviser: Janus Capital
                                                                       Management LLC
Lazard Mid Cap                     Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio -- Class A             capital.                            Subadviser: Lazard Asset
                                                                       Management LLC
Loomis Sayles Global Markets       Seeks high total investment         MetLife Advisers, LLC
  Portfolio -- Class A             return through a combination of     Subadviser: Loomis, Sayles &
                                   capital appreciation and income.    Company, L.P.
Lord Abbett Bond Debenture         Seeks high current income and       MetLife Advisers, LLC
  Portfolio -- Class A             the opportunity for capital         Subadviser: Lord, Abbett & Co.
                                   appreciation to produce a high      LLC
                                   total return.
Lord Abbett Mid Cap Value          Seeks capital appreciation          MetLife Advisers, LLC
  Portfolio -- Class B             through investments, primarily      Subadviser: Lord, Abbett & Co.
                                   in equity securities, which are     LLC
                                   believed to be undervalued in
                                   the marketplace.
MetLife Aggressive Strategy        Seeks growth of capital.            MetLife Advisers, LLC
  Portfolio -- Class B
MFS(R) Emerging Markets Equity     Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio -- Class A+                                                Subadviser: Massachusetts
                                                                       Financial Services Company
Morgan Stanley Mid Cap Growth      Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio -- Class A                                                 Subadviser: Morgan Stanley
                                                                       Investment Management Inc.
PIMCO Inflation Protected Bond     Seeks maximum real return,          MetLife Advisers, LLC
  Portfolio -- Class A             consistent with preservation of     Subadviser: Pacific Investment
                                   capital and prudent investment      Management Company LLC
                                   management.
Pioneer Fund Portfolio -- Class    Seeks reasonable income and         MetLife Advisers, LLC
  A                                capital growth.                     Subadviser: Pioneer Investment
                                                                       Management, Inc.
Pioneer Strategic Income           Seeks a high level of current       MetLife Advisers, LLC
  Portfolio -- Class A             income.                             Subadviser: Pioneer Investment
                                                                       Management, Inc.

             FUNDING                          INVESTMENT                          INVESTMENT
             OPTION                            OBJECTIVE                      ADVISER/SUBADVISER
--------------------------------   --------------------------------    --------------------------------
T. Rowe Price Large Cap Value      Seeks long-term capital             MetLife Advisers, LLC
  Portfolio -- Class B             appreciation by investing in        Subadviser: T. Rowe Price
                                   common stocks believed to be        Associates, Inc.
                                   undervalued.  Income is a
                                   secondary objective.
T. Rowe Price Mid Cap Growth       Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio -- Class A+            capital.                            Subadviser: T. Rowe Price
                                                                       Associates, Inc.
Third Avenue Small Cap Value       Seeks long-term capital             MetLife Advisers, LLC
  Portfolio -- Class B+            appreciation.                       Subadviser: Third Avenue
                                                                       Management LLC
METROPOLITAN SERIES FUND
Baillie Gifford International      Seeks long-term growth of           MetLife Advisers, LLC
  Stock Portfolio -- Class A       capital.                            Subadviser: Baillie Gifford
                                                                       Overseas Limited
Barclays Capital Aggregate Bond    Seeks to track the performance      MetLife Advisers, LLC
  Index Portfolio -- Class A       of the Barclays U.S. Aggregate      Subadviser: MetLife Investment
                                   Bond Index.                         Advisors Company, LLC
BlackRock Aggressive Growth        Seeks maximum capital               MetLife Advisers, LLC
  Portfolio -- Class D             appreciation.                       Subadviser: BlackRock Advisors,
                                                                       LLC
BlackRock Bond Income              Seeks a competitive total return    MetLife Advisers, LLC
  Portfolio -- Class A             primarily from investing in         Subadviser: BlackRock Advisors,
                                   fixed-income securities.            LLC
BlackRock Large Cap Value          Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio -- Class B             capital.                            Subadviser: BlackRock Advisors,
                                                                       LLC
BlackRock Legacy Large Cap         Seeks long-term growth of           MetLife Advisers, LLC
  Growth Portfolio -- Class A      capital.                            Subadviser: BlackRock Advisors,
                                                                       LLC
BlackRock Money Market             Seeks a high level of current       MetLife Advisers, LLC
  Portfolio -- Class A             income consistent with              Subadviser: BlackRock Advisors,
                                   preservation of capital.            LLC
Davis Venture Value                Seeks growth of capital.            MetLife Advisers, LLC
  Portfolio -- Class A                                                 Subadviser: Davis Selected
                                                                       Advisers, L.P.
FI Value Leaders                   Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio -- Class D             capital.                            Subadviser: Pyramis Global
                                                                       Advisors, LLC
Jennison Growth                    Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio -- Class A             capital.                            Subadviser: Jennison Associates
                                                                       LLC
MetLife Conservative Allocation    Seeks a high level of current       MetLife Advisers, LLC
  Portfolio -- Class B             income, with growth of capital
                                   as a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the      MetLife Advisers, LLC
  Allocation Portfolio -- Class    form of income and growth of
  B                                capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to track the performance      MetLife Advisers, LLC
  Portfolio -- Class A             of the Standard & Poor's MidCap     Subadviser: MetLife Investment
                                   400(R) Composite Stock Price        Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high      MetLife Advisers, LLC
  Portfolio -- Class B             level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.

             FUNDING                          INVESTMENT                          INVESTMENT
             OPTION                            OBJECTIVE                      ADVISER/SUBADVISER
--------------------------------   --------------------------------    --------------------------------
MetLife Moderate to Aggressive     Seeks growth of capital.            MetLife Advisers, LLC
  Allocation Portfolio -- Class
  B
MetLife Stock Index                Seeks to track the performance      MetLife Advisers, LLC
  Portfolio -- Class A             of the Standard & Poor's 500(R)     Subadviser: MetLife Investment
                                   Composite Stock Price Index.        Advisors Company, LLC
MFS(R) Total Return                Seeks a favorable total return      MetLife Advisers, LLC
  Portfolio -- Class F             through investment in a             Subadviser: Massachusetts
                                   diversified portfolio.              Financial Services Company
MFS(R) Value Portfolio -- Class    Seeks capital appreciation.         MetLife Advisers, LLC
  A                                                                    Subadviser: Massachusetts
                                                                       Financial Services Company
MSCI EAFE(R) Index                 Seeks to track the performance      MetLife Advisers, LLC
  Portfolio -- Class A             of the MSCI EAFE(R) Index.          Subadviser: MetLife Investment
                                                                       Advisors Company, LLC
Oppenheimer Global Equity          Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio -- Class B                                                 Subadviser: OppenheimerFunds,
                                                                       Inc.
Russell 2000(R) Index              Seeks to track the performance      MetLife Advisers, LLC
  Portfolio -- Class A             of the Russell 2000(R) Index.       Subadviser: MetLife Investment
                                                                       Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio -- Class B+            capital and, secondarily,           Subadviser: T. Rowe Price
                                   dividend income.                    Associates, Inc.
Western Asset Management U.S.      Seeks to maximize total return      MetLife Advisers, LLC
  Government Portfolio -- Class    consistent with preservation of     Subadviser: Western Asset
  A                                capital and maintenance of          Management Company
                                   liquidity.
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
MFS(R) Global Equity Series        Seeks capital appreciation.         Massachusetts Financial Services
                                                                       Company
MFS(R) High Income Series          Seeks total return with an          Massachusetts Financial Services
                                   emphasis on high current income,    Company
                                   but also considering capital
                                   appreciation.
MFS(R) New Discovery Series        Seeks capital appreciation.         Massachusetts Financial Services
                                                                       Company
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
Oppenheimer Main Street Small- &   Seeks capital appreciation.         OppenheimerFunds, Inc.
  Mid-Cap Fund(R)/VA
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
PIMCO All Asset Portfolio          Seeks maximum real return           Pacific Investment Management
                                   consistent with preservation of     Company LLC
                                   real capital and prudent            Subadviser: Research Affiliates,
                                   investment management.              LLC
PIMCO Long-Term U.S. Government    Seeks maximum total return,         Pacific Investment Management
  Portfolio                        consistent with preservation of     Company LLC
                                   capital and prudent investment
                                   management.

             FUNDING                          INVESTMENT                          INVESTMENT
             OPTION                            OBJECTIVE                      ADVISER/SUBADVISER
--------------------------------   --------------------------------    --------------------------------
PIMCO Low Duration Portfolio       Seeks maximum total return,         Pacific Investment Management
                                   consistent with preservation of     Company LLC
                                   capital and prudent investment
                                   management.
PIMCO Total Return Portfolio       Seeks maximum total return,         Pacific Investment Management
                                   consistent with preservation of     Company LLC
                                   capital and prudent investment
                                   management.
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
Pioneer Emerging Markets VCT       Seeks long-term growth of           Pioneer Investment Management,
  Portfolio                        capital.                            Inc.
Pioneer Mid Cap Value VCT          Seeks capital appreciation by       Pioneer Investment Management,
  Portfolio                        investing in a diversified          Inc.
                                   portfolio of securities
                                   consisting primarily of common
                                   stocks.
PUTNAM VARIABLE TRUST -- CLASS
  IB
Putnam VT International Value      Seeks capital growth. Current       Putnam Investment Management,
  Fund                             income is a secondary objective.    LLC
                                                                       Subadviser: The Putnam Advisory
                                                                       Company, LLC
ROYCE CAPITAL FUND -- INVESTMENT
  CLASS
Royce Micro-Cap Portfolio          Seeks long-term growth of           Royce & Associates, LLC
                                   capital.
Royce Small-Cap Portfolio          Seeks long-term growth of           Royce & Associates, LLC
                                   capital.
THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC. -- CLASS I
Emerging Markets Debt Portfolio    Seeks high total return by          Morgan Stanley Investment
                                   investing primarily in fixed        Management Inc.
                                   income securities of government
                                   and government-related issuers
                                   and, to a lesser extent, of
                                   corporate issues in emerging
                                   market countries.
Emerging Markets Equity            Seeks long-term capital             Morgan Stanley Investment
  Portfolio                        appreciation by investing           Management Inc.
                                   primarily in growth-oriented        Subadvisers: Morgan Stanley
                                   equity securities of issuers in     Investment Management Company;
                                   emerging market countries.          Morgan Stanley Investment
                                                                       Management Limited


---------
+ Not available under all Policies. Availability depends on Policy issue date.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of the vote.

Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT

                      (MAY NOT BE AVAILABLE IN ALL STATES)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account, subject to certain restrictions. (See "Transfers.") We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account but is subject to the claims of our creditors. See the Transfers section for information on restrictions on transfers into and out of the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     -    the ability for you to obtain a loan under the Policies;

     -    the Death Benefit paid on the death of the Insured;

     - making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     -    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

     - expenses associated with underwriting applications and increases in the Stated Amount;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     -    other costs of doing business.

RISKS we assume include:

     - that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

     - FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.

                              SALES EXPENSE CHARGES ON A                      SALES EXPENSE CHARGES ON A
                                     CURRENT BASIS                                 GUARANTEED BASIS
                     --------------------------------------------    --------------------------------------------
     POLICY YEARS    UP TO TARGET PREMIUM    ABOVE TARGET PREMIUM    UP TO TARGET PREMIUM    ABOVE TARGET PREMIUM
     ------------    --------------------    --------------------    --------------------    --------------------
     Years 1 -- 2            7.0%                    2.25%                    12%                     8%
     Years 3 -- 7            6.0%                    2.25%                    12%                     8%
       Years 8+              3.5%                    2.25%                    12%                     8%


Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium Payments, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge (up to Target Premium) is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium Payments, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, (3) Monthly Sales Expense Charge and (4) charges for any Rider. These are described below.

     - COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction; and (3) the current cost per dollar for insurance coverage.

     - There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. For Policies with an Issue Date before January 1, 2009, the guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. For Policies with an Issue Date on or after January 1, 2009, the guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Tables"). Unisex guaranteed cost of insurance rates are based on the 2001 CSO Table weighted 80% male, 20% female. The rates are also based on the age, gender and risk class of the Insured.

     - The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured, as well as the method of underwriting we use in connection with processing your application for a Policy (See "Applying for a Policy"). The current rates are less than or equal to the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the initial base Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for Insureds of the same age, sex, duration and rate class.

     - POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. Guaranteed not to exceed $10 per month.

     - MONTHLY SALES EXPENSE CHARGE: Except for Policies issued on or after January 1, 2009, for which the current charge is $0, the current and guaranteed maximum Monthly Sales Expense Charge is a monthly rate per thousand equal to $0.10 times the percentage of initial base Stated Amount. This monthly rate is applied to the greater of (1) and (2) where (1) is equal to 6 times first year premium and (2) is equal to the lesser of (a) and (b) where (a) is equal to the initial total Stated Amount and (b) is equal to the product of (i) initial total Death Benefit, (ii) the target premium factor per thousand (see Appendix C) and (iii) 2%. This charge applies for 20 years from the effective date of the total initial Stated Amount and any increases in coverage. Any increase in coverage after the original issue date will be assessed a charge for 20 years from the effective date of the increase.

     - MONTHLY SALES LOAD (FOR THE INSURED TERM RIDER, IF APPLICABLE): The guaranteed maximum Monthly Sales Load is a monthly rate per thousand equal to $0.10 times the percentage of initial term Stated Amount. This monthly rate is applied to the greater of (1) and (2) where (1) is equal to 6 times first year premium and (2) is equal to the lesser of (a) and (b) where (a) is equal to the initial total Stated Amount and (b) is equal to the product of (i) initial total Death Benefit,
          (ii) the target premium factor per thousand (see Appendix C) and (iii) 2%. This charge applies for 20 years from the effective date of the total initial Stated Amount and any increases in coverage. Any increase in coverage after the original issue date will be assessed a charge for 20 years from the effective date of the increase. The current Monthly Sales Load is $0.

     - CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

     -    SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT

             (NOT ASSESSED ON CONTRACT VALUES IN THE FIXED ACCOUNT)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                                                       M&E CHARGE ON A
                     M&E CHARGE ON A CURRENT BASIS    GUARANTEED BASIS
     POLICY YEARS               (ANNUAL)                  (ANNUAL)
     ------------    -----------------------------    ----------------
         1-25                    0.20%                      0.75%
       Years 26+                 0.05%                      0.75%


                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of Policies on the lives of certain employees, or in other situations where groups of Policies will be purchased at one time. We may modify (increase, decrease or eliminate) the mortality and expense risk charge, front-end sales charges and monthly policy administrative expense charges in such arrangements to reflect the increased or decreased sales expenses, administrative costs and/or mortality and expense risks we expect to incur as a result of sales to a particular group. We will not modify these charges in ways that will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

                               POLICY DESCRIPTION

--------------------------------------------------------------------------------

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     -    Requested Stated Amount (minimum of $50,000)

     -    Death Benefit Option

     -    Beneficiary

     -    Investment Option selections, and

     -    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible Insureds within the eligible group for whom a Policy could be purchased and the percentage of those Insureds for whom a Policy is actually purchased. The three types of underwriting are:

     - Guaranteed Issue -- requires the least evidence of insurability and rating classification.

     - Simplified Underwriting -- requires more evidence of insurability and rating classification.

     - Full Underwriting -- requires the most evidence of insurability and rating classification.

An Insured who qualifies for standard or preferred risk classification under full underwriting may pay higher cost of insurance rates if simplified underwriting or guaranteed issue is applied.

A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

An applicant may cancel the Policy by returning it via mail or personal delivery to the Company at our Administrative Office or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1)  10 days after delivery of the Policy to the Policy Owner, or

     (2)  45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4)  later if required by state law.

Depending on state law, we will refund either:

     (1)  All Premium Payments less any Outstanding Loans, or

     (2) The Contract Value of the Policy on the date we received the returned Policy, plus any charges and expenses that were deducted, less any Outstanding Loans.

During the Right to Cancel period, we allocate Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio unless you purchase a Policy in a state that permits us to refund Contract Value. If you purchase the Policy in a state that permits us to refund Contract Value, we will invest your Net Premium Payments in the Investment Options you select during the Right to Cancel period.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many but not all cases, a younger Age will result in a smaller Planned Premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                    INCOME TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and consultation with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     -    Assigning the Policy

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     -    Receiving the Maturity Benefit

          If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

               1.   Outstanding Loan;

               2.   Monthly Deduction Amount due but not paid; and

               3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

     -    Changing or Revoking a Beneficiary

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Administrative Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     -    Decreases in the Stated Amount of Insurance

          You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

               1.   against the most recent increase in the Stated Amount;

               2. to other increases in the reverse order in which they occurred; and

               3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

          We will send you a supplemental Policy Summary reflecting any change. We reserve the right to limit the number of decreases to the Stated Amount to one each Policy Year.

     -    Changing the Death Benefit Option

          After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company at our Administrative Office. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.

          If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

          It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

     - Increases in the Stated Amount (requires additional underwriting approval)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability. Any increase in Stated Amount (whether from a request by you or from a change in the Death Benefit) will result in overall higher cost of insurance charges and the cost of insurance charges associated with the increase amount may be higher than the cost of insurance charges associated with the original Stated Amount in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

          If you have added the Insured Term Rider to the Policy, and you request an increase in Stated Amount, the increase will be effected by increasing both the Insured Term Rider Stated Amount and the base Policy Stated Amount, so that the ratio of the Insured Term Rider Stated Amount to the base Policy Stated Amount is the same both before and after the increase.

          If you have added the Adjustable Term Insurance Rider to the Policy and you request an increase in Stated Amount, the increase will be effected solely through an increase in the Stated Amount of the Adjustable Term Insurance Rider. The Stated Amount of the base Policy may not be increased.

          This means that an increase in insurance coverage under a Policy with the Adjustable Term Insurance Rider may be less expensive than an equivalent increase in coverage under a Policy with the Insured Term Rider. This is due to the fact that the Monthly Sales Expense Charge will not apply to any portion of the increase under a Policy with the Adjustable Term Insurance Rider since this charge does not currently apply to term insurance coverage. The Monthly Sales Expense Charge would apply to an increase in coverage under a Policy with the Insured Term Rider because some portion of the increase would have to be provided through an increase in the base Policy Stated Amount. In addition, as a result of this increase in base Policy Stated Amount, a higher Front-End Sales Expense Charge will be imposed on a portion of the premium as described in the "Fee Table -- Transaction Fees." Lastly, the current cost of insurance charge for an increase in coverage under the Adjustable Term Insurance Rider is determined differently than for an increase in coverage under the Insured Term Rider. As a result, the current cost of insurance charge under the Adjustable Term Insurance Rider will be higher in some Policy Years, and lower in other Policy Years, than the current cost of insurance charge under the Insured Term Rider.

          We reserve the right to limit the number of increases to the Stated Amount to one each Policy Year.

Written requests for changes should be sent to our Administrative Office. Some of these Policy changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

--------------------------------------------------------------------------------

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (PLANNED PREMIUM). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     - mailing a check, payable to MetLife Insurance Company of Connecticut, to: MetLife Insurance Company of Connecticut, Specialized Benefit Resources, at our Administrative Office;

     - by direct checking account deductions (you must complete a pre-authorization collection form) (this method of premium payment is not currently available); or

     -    by wire transfer.

If you send your Premium Payments or transaction requests to an address other than the one we have designated for receipt of such Premium Payments or requests, we may return the Premium Payment to you, or there may be a delay in applying the Premium Payment or transaction to your Policy.

We do not accept Premium Payments made in cash or by money orders. The form in which we receive a Premium Payment may determine how soon subsequent disbursement requests may be fulfilled. See "Other Policy Information -- Payment and Suspension of Valuation."

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any Outstanding Loans. If the required Premium Payment is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Net Premium Payments we receive will be placed in a non-interest bearing account. On the Policy Date we will allocate your Net Premium Payments to the Investment Options and Fixed Account in the percentages you indicate on the application (premium allocation instructions). However, if state law requires us to return Premium Payments if you exercise your right to cancel the Policy during the Right to Cancel period, then, we will allocate your Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio from the Policy Date until the end of the Right to Cancel period, and thereafter to the Investment Options and Fixed Account you selected.

Any allocation must be at least 5% and must be a whole percentage. We are not currently enforcing these restrictions but reserve the right to do so in the future.

You may change your Premium Payment allocation instructions upon written request to us (or any other notification we deem satisfactory) at our Administrative Office. Any allocation change will be effective on the date we record the change. Any future Premium Payments will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if it is not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

                            VALUES UNDER YOUR POLICY

--------------------------------------------------------------------------------

                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

                                                                            a
We determine the NET INVESTMENT FACTOR for any Valuation Period using    ------    - c
  the following equation:                                                   b

A is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

B is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Administrative Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium Payment allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.   Interest credited to the Fixed Account since the preceding day,

     minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata) to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.50% in Policy Years 11-20, and 4.85% in Policy Years 21 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount we transferred from the Investment Options and the Fixed Account to secure the loan, adjusted for any repayments or additional Policy loans) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

--------------------------------------------------------------------------------

                           TRANSFERS OF CONTRACT VALUE

Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Administrative Office or Andesa Services, Inc. that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET.

Frequent requests from Policy Owners to transfer Contract Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g. beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds, that is:

(the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if for each category of international, small-cap and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Funds, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail (and overnight delivery services) and will reject transfer requests requested via facsimile, telephone or Internet. This restriction will apply to all Policies within a 'plan' (i.e. arrangements where an employer or trustee will own a group of Policies on the lives of certain employees or in other instances, where a group of Policies will be purchased at one time) unless the employer, trustee or other administrator has the ability to apply a transfer restriction meeting our requirements to individual Policies. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

          - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

          - reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Fund and there are no arrangements in place to permit any policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further allocations or transfers by specific Policy Owners who violate the frequent trading policies established by the Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds are generally "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single policy owner). You should read the Fund prospectuses for more details.

We reserve the right to limit the number of free transfers among the Investment Options to six in any Policy Year and to charge a $10 transfer fee for each additional transfer that we allow. We also reserve the right to limit the number of transfers between the Fixed Account and the Separate Account to two in any Policy Year. See below for additional restrictions involving transfers between the Fixed Account and the Separate Account.

   TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account. It is important to note that since we are enforcing the restriction on transfers and withdrawals from the Fixed Account, it could take 10 years or more to fully transfer or withdraw a current balance in the Fixed Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon.

   TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to return your allocation percentages for the Investment Options to the allocation percentages you originally selected. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any Outstanding Loans, and any amount payable to an assignee under a collateral assignment of the Policy.

You may elect one of three Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Outstanding Loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "LEVEL OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "MINIMUM AMOUNT INSURED"). Under Option 2 (the "VARIABLE OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3 (the "ANNUAL INCREASE OPTION"), the Amount Insured will be equal to (a) plus
(b) where: (a) is the Stated Amount of the Policy and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less partial surrenders accumulated at the interest rate shown on the Policy Summary; or if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") irrevocably selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease by a ratable portion for each full year:

     ATTAINED AGE OF
         INSURED        PERCENTAGE
     ---------------    ----------
           0-40             250
            45              215
            50              185
            55              150
            60              130
            65              120
            70              115
          75-90             105
           95+              101

Federal tax law imposes another cash funding limitation on cash value life insurance policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in APPENDIX D.

The Death Benefit payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in the effect on the date of the Policy was issued to you.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Option 1, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Under Death Benefit Option 3, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount plus Premium Payments paid, minus partial surrenders, accumulated at the specified interest rate. Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium Payments, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the various Death Benefit Options. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no Outstanding Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).


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

                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company at our Administrative Office. The following changes in Death Benefit Options are permissible:

          Option 1 to 2

          Option 2 to 1

          Option 3 to 1

It is not permitted to change from Option 3 to 2, Option 1 to 3, and Option 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. Such an increase in Stated Amount will not require evidence of insurability. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There are no other direct consequences of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death at our Administrative Office. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Outstanding Loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (See "Limits on Right to Contest and Suicide Exclusion"). In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value" for effects of partial surrenders on Death Benefits.)

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest and to which the accountholder has immediate and full access, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                              BENEFITS AT MATURITY

--------------------------------------------------------------------------------

If your Policy is in effect on the Maturity Date, we will pay the Policy's Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy. Any payment on the Maturity Date will generally be taxable to the extent of any Policy gain.

                                 OTHER BENEFITS

--------------------------------------------------------------------------------

                                 EXCHANGE OPTION

Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future Premium Payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.

              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)

You may choose to purchase the Insured Term Rider as an addition to the Policy when you apply for the Policy.

Combining a policy and a rider, sometimes known as "blending," may be more economical than adding another policy or increasing face amount of the base policy. Combining a Policy with an Insured Term Rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, in general, your Policy is being used to informally fund certain executive benefits. Adding an Insured Term Rider does not necessarily reduce the cost of offering benefits to your executives. Adding a rider or riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy's face amount that is made up of base Policy and Insured Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

                          CASH VALUE ENHANCEMENT RIDER

You also may choose to add the Cash Value Enhancement Rider to the Policy. There is no charge for the Rider. The Rider provides a benefit called the Cash Value Enhancement. The Cash Value Enhancement benefit is an amount in addition to the Cash Surrender Value that the Company may pay you if you surrender the Policy during a certain time frame set forth in the Rider. The maximum amount of the benefit for each Policy Year is set forth on a schedule in the Rider, and is a percentage of cumulative premiums paid less partial surrenders. The payment of the benefit is NOT guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions in pricing. The benefit will not be payable if the Policy has been assigned or is being exchanged in connection with a tax-exempt change under Section 1035.

                                POLICY SURRENDERS

--------------------------------------------------------------------------------

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Administrative Office. The Cash Surrender Value is the Contract Value, minus any Outstanding Loans. We will pay you within seven
(7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven days after we receive your request in good order at our Administrative Office.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

You may request a partial surrender only after the first Policy Year. While we are not currently enforcing this restriction, we reserve our right to do so in the future.

                                  POLICY LOANS

--------------------------------------------------------------------------------

While the Policy is in force, you may borrow money using the Policy as the sole security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See "Federal Tax Considerations.")

                                 LOAN CONDITIONS

     - You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

     - The loan request must be at least $500, except where state law requires a different minimum.

     - To secure the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata by assets) to the Loan Account. Loan amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

     - We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

     - Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-20 and 4.85% in years 21 and later.

     - We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request at our Administrative Office. We may postpone the payment of the loans under certain conditions.

     - You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Administrative Office.

     - Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a Premium Payment to the Policy.

     - As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based on the proportion of the Fixed Account value relative to the Policy's Contract Value as of the date we receive the loan request.

     - We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds if they become payable.

     - If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period, subject to state law. (See "Lapse and Reinstatement.")

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value that was in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See "Tax Treatment of Policy Benefits.") You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

--------------------------------------------------------------------------------

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore any Outstanding Loans.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1) the Policy was not surrendered for cash and it is before the Maturity Date;

     (2)  you furnish us with acceptable evidence of insurability;

     (3)  you pay all past due Monthly Deduction Amounts;

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and

     (5)  you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value, prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a modified endowment contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL

DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service ("IRS"). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL OR FOREIGN TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

     - INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)

     - INCOME TAX-FREE GROWTH OF CONTRACT VALUE (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

     - INCOME TAX-FREE ACCESS TO CONTRACT VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code ("IRC" or the "CODE"). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     -    A definition of a life insurance contract.

     -    Diversification requirements for separate account assets.

     - Limitations on policy owner's control over the assets in a separate account.

     - Guidelines to determine the maximum amount of premium that may be paid into a policy.

     -    Limitations on withdrawals from a policy.

     - Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 of the Code. Complying with either the cash value accumulation test or the guideline premium cash value corridor test set forth in IRC Section 7702 will satisfy this definition. Guidance as to how IRC Section 7702 is to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above. The insurance proceeds payable upon death of the insured under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with the diversification requirements.

If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1), unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in IRC Section 101 (a)(2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS (MEC)

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT FOR FEDERAL TAX PURPOSES BUT WHICH FAILS TO SATISFY A 7-PAY TEST AS SET FORTH IN THE IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the Stated Amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, in general, any policy received in exchange for a life insurance contract that is not a MEC will not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and full surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. However, the foregoing exceptions generally do not apply to a corporate owner of a MEC.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a MEC remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Contract Value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in the section entitled "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a MEC are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC
Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a full surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax. Any outstanding loan at the time of an exchange is generally taxable to the extent of policy gain.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal adviser before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

INVESTMENT IN THE POLICY

Investment in the policy generally means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was the estate tax was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") have reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 3.5%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010. It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and generation-skipping transfer tax or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing the estate, gift and generation-skipping transfer taxes will revert to January 1, 2013 to the law that was in place on June 7, 2001.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the Company, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                           TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to policy owners since the Company is the owner of the assets from which the tax benefits are derived.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

--------------------------------------------------------------------------------

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). MLIDC does not retain any fees under the Policies; however, MLIDC may receive 12b-1 fees from the Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the Funds of the American Funds Insurance Series available under the Policy for services it provides in marketing the Fund's shares in connection with the Policy.

                                  COMPENSATION

Broker-dealers having selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or MLIDC may receive from the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Policy Charges and Deductions -- Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. To the extent permitted by FINRA rules and other applicable laws and regulations, MLIDC may pay or allow other promotional incentives or payments in the form of cash or other compensation. The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined above, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum compensation will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with MLIDC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds which may be offered under the Policies. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, and MetLife Advisers, LLC. MetLife Investment Funds Management LLC and MetLife Advisers LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.

SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Policies through retail broker-dealers that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Policies is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other product issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor in determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

                            OTHER POLICY INFORMATION

--------------------------------------------------------------------------------

                              VALUATION AND PAYMENT

You may send your written requests for payment to our Administrative Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Administrative Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Administrative Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

               SUSPENSION OF VALUATION AND POSTPONEMENT OF PAYMENT

We reserve the right to suspend valuation and postpone payment of any surrender, partial surrender, policy loan, or death benefit proceeds that involves a determination of Contract Value in the Separate Account in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

     (2) the SEC has determined that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Contract Value is being withdrawn from the Fixed Account.

We may also withhold payment of proceeds, loan amounts, or surrenders or partial surrender proceeds if any portion of those proceeds would be derived from a Policy Owner's check or pre-authorized checking account deduction that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check or pre-authorized checking account deduction has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Account, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

     -    the Contract Value, Stated Amount and Amount Insured;

     -    the date and amount of each Premium Payment;

     -    the date and amount of each Monthly Deduction;

     - the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     -    the date and amount of any partial surrenders;

     -    the annualized cost of any Riders purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Administrative Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid. As required by law, we will notify you of any Policy changes.

Once the Policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     -    increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     -    decreases in the Stated Amount of insurance

     -    changing the Death Benefit option

     -    changes to the way your Premiums Payments are allocated

     -    changing the Beneficiary (unless irrevocably named)

Written requests for changes may be sent to the Company at our Administrative Office.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

In the ordinary course of business, the Company, similar to other insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect on the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the applicable Policy.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The financial statements and financial highlights comprising each of the Investment Options of MetLife of CT Fund UL III for Variable Life Insurance included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The financial statements and financial highlights comprising each of the Investment Options of the Separate Account, MetLife of CT Fund UL III for Variable Life Insurance, are attached to this prospectus. The financial statements of the Company are in the Statement of Additional Information. The financial statements of the Company should be considered only as bearing upon its ability to meet its obligations under the Policies.

                                   APPENDIX A

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                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

ADMINISTRATIVE OFFICE -- the administrative office of the Company located at MetLife -Specialized Benefit Resources ("SBR"), 501 Route 22, Bridgewater, NJ 08807, or other location designated by the Company in writing.

AGE -- the Insured's age as of his or her last birthday on the Policy Date.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary; or, if greater, the Minimum Amount Insured.

ANDESA SERVICES, INC. -- the third party administrator for this product, located at 3435 Winchester Road, Suite 401, Allentown, PA, 18104-2351.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more Policies connected by a non-arbitrary factor. Every Policy issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- MetLife Insurance Company of Connecticut

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

HOME OFFICE -- the home office of the Company located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- MetLife Insurance Company of Connecticut.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- MetLife Insurance Company of Connecticut.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy Summary.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLAN EFFECTIVE DATE -- the Policy Date of the first Policy issued for a plan (i.e., an arrangement where an employer or trustee will own a group of Policies on the lives of certain employees, or in other instances, where a group of Policies will be purchased at one time).

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Corporate Owned Variable Universal Life Insurance IV, a corporate owned variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g. Deduction Days, Policy Years) -- shown on the Policy Summary.

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- MetLife Insurance Company of Connecticut.

YOU, YOUR -- the owner(s) of the Policy.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX B

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION REGARDING FUNDS

Certain Funds were subject to a name change. The chart below identifies the former name and new name of each of these Funds, and where applicable, the former name and new name of the trust of which the Fund is a part.

FUND NAME CHANGES

               FORMER FUND NAME                                NEW FUND NAME
---------------------------------------------  ---------------------------------------------
METROPOLITAN SERIES FUND, INC.                 METROPOLITAN SERIES FUND
  Artio International Stock                      Baillie Gifford International Stock
     Portfolio -- Class A                           Portfolio -- Class A
  Morgan Stanley EAFE(R) Index                   MSCI EAFE(R) Index Portfolio -- Class A
     Portfolio -- Class A

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

                   TARGET PREMIUM PER $1,000 OF STATED AMOUNT

     AGE                MALE                 FEMALE                UNISEX
     ---             ---------             ---------             ---------
      20             20.75046              17.76811              20.15660
      21             21.43931              18.41151              20.83692
      22             22.15540              19.07822              21.54229
      23             22.89985              19.77061              22.27547
      24             23.67203              20.49002              23.03759
      25             24.47303              21.23587              23.82807
      26             25.30237              22.00956              24.64648
      27             26.15803              22.81058              25.49061
      28             27.04391              23.64019              26.36478
      29             27.96810              24.49974              27.27515
      30             28.93223              25.39050              28.22519
      31             29.93846              26.31420              29.21513
      32             30.98879              27.26929              30.24699
      33             32.08244              28.25862              31.31966
      34             33.21998              29.28066              32.43372
      35             34.40231              30.33542              33.58984
      36             35.62875              31.42269              34.78864
      37             36.89887              32.54581              36.02937
      38             38.21380              33.70666              37.31331
      39             39.57333              34.90869              38.64156
      40             40.98082              36.15456              40.01542
      41             42.43483              37.44393              41.43655
      42             43.93497              38.77792              42.90320
      43             45.47934              40.15795              44.41354
      44             47.06408              41.58437              45.96532
      45             48.68721              43.05748              47.55816
      46             50.35153              44.57635              49.19205
      47             52.05909              46.14015              50.86933
      48             53.82129              47.74978              52.60081
      49             55.65264              49.40329              54.39601
      50             57.55331              51.10045              56.25603
      51             59.52395              52.84293              58.18077
      52             61.56006              54.62786              60.16500
      53             63.65497              56.45561              62.20607
      54             65.80535              58.32662              64.29880
      55             68.00239              60.24140              66.43654
      56             70.24448              62.19765              68.61843
      57             72.53540              64.19326              70.84671
      58             74.89684              66.22932              73.13829
      59             77.34745              68.30904              75.50944
      60             79.88828              70.43886              77.96041
      61             82.50695              72.62267              80.48453
      62             85.18613              74.86294              83.06646

     AGE                MALE                 FEMALE                UNISEX
     ---             ---------             ---------             ---------
      63             87.90817              77.16453              85.69409
      64             90.67166              79.53113              88.36535
      65             93.48089              81.96817              91.08574
      66             96.35338              84.48046              93.86943
      67             99.31975              87.07340              96.74203
      68             102.40600             89.75142              99.72414
      69             105.64164             92.52270              102.84177
      70             109.04977             95.39222              106.11045
      71             112.63969             98.36063              109.53631
      72             116.38886             101.42742             113.10176
      73             120.28963             104.60168             116.80131
      74             124.39784             107.89189             120.67888
      75             128.76831             111.31764             124.77812
      76             133.45523             114.90649             129.14242
      77             138.49658             118.69317             133.80624
      78             143.89584             122.71355             138.77520
      79             149.64681             127.01309             144.04965
      80             155.77273             131.63730             149.65179

                                   APPENDIX D

--------------------------------------------------------------------------------

                      CASH VALUE ACCUMULATION TEST FACTORS

     ATTAINED AGE               MALE                FEMALE               UNISEX
     ------------             --------             --------             --------
          20                  796.856%             902.894%             796.856%
          21                  770.878%             871.381%             770.878%
          22                  745.677%             840.968%             745.677%
          23                  721.181%             811.562%             721.181%
          24                  697.376%             783.122%             697.376%
          25                  674.290%             755.675%             674.290%
          26                  651.938%             729.176%             651.938%
          27                  630.362%             703.635%             630.362%
          28                  609.463%             679.010%             609.463%
          29                  589.127%             655.262%             589.127%
          30                  569.320%             632.357%             569.320%
          31                  550.066%             610.257%             550.066%
          32                  531.358%             588.984%             531.358%
          33                  513.231%             568.474%             513.231%
          34                  495.687%             548.742%             495.687%
          35                  478.726%             529.769%             478.726%
          36                  462.344%             511.538%             462.344%
          37                  446.549%             493.984%             446.549%
          38                  431.325%             477.072%             431.325%
          39                  416.657%             460.756%             416.657%
          40                  402.531%             445.006%             402.531%
          41                  388.928%             429.826%             388.928%
          42                  375.852%             415.200%             375.852%
          43                  363.297%             401.115%             363.297%
          44                  351.258%             387.562%             351.258%
          45                  339.716%             374.532%             339.716%
          46                  328.651%             362.023%             328.651%
          47                  318.032%             350.027%             318.032%
          48                  307.803%             338.525%             307.803%
          49                  297.926%             327.511%             297.926%
          50                  288.403%             316.969%             288.403%
          51                  279.237%             306.875%             279.237%
          52                  270.441%             297.224%             270.441%
          53                  262.012%             287.995%             262.012%
          54                  253.952%             279.168%             253.952%
          55                  246.259%             270.721%             246.259%
          56                  238.921%             262.644%             238.921%
          57                  231.917%             254.922%             231.917%
          58                  225.204%             247.535%             225.204%
          59                  218.752%             240.457%             218.752%
          60                  212.561%             233.663%             212.561%
          61                  206.635%             227.134%             206.635%
          62                  200.988%             220.859%             200.988%

     ATTAINED AGE               MALE                FEMALE               UNISEX
     ------------             --------             --------             --------
          63                  195.616%             214.823%             195.616%
          64                  190.506%             209.017%             190.506%
          65                  185.637%             203.431%             185.637%
          66                  180.985%             198.056%             180.985%
          67                  176.526%             192.887%             176.526%
          68                  172.243%             187.918%             172.243%
          69                  168.122%             183.143%             168.122%
          70                  164.158%             178.556%             164.158%
          71                  160.357%             174.158%             160.357%
          72                  156.733%             169.949%             156.733%
          73                  153.291%             165.919%             153.291%
          74                  150.012%             162.063%             150.012%
          75                  146.885%             158.372%             146.885%
          76                  155.141%             155.141%             155.141%
          77                  152.556%             152.556%             152.556%
          78                  150.067%             150.067%             150.067%
          79                  147.665%             147.665%             147.665%
          80                  145.630%             145.630%             145.630%
          81                  143.404%             143.404%             143.404%
          82                  141.307%             141.307%             141.307%
          83                  139.321%             139.321%             139.321%
          84                  137.428%             137.428%             137.428%
          85                  130.271%             130.271%             130.271%
          86                  128.604%             128.604%             128.604%
          87                  127.012%             127.012%             127.012%
          88                  125.528%             125.528%             125.528%
          89                  124.135%             124.135%             124.135%
          90                  122.791%             122.791%             122.791%
          91                  121.378%             121.378%             121.378%
          92                  119.851%             119.851%             119.851%
          93                  118.274%             118.274%             118.274%
          94                  116.681%             116.681%             116.681%
          95                  115.085%             115.085%             115.085%
          96                  113.438%             113.438%             113.438%
          97                  111.634%             111.634%             111.634%
          98                  109.478%             109.478%             109.478%
          99                  106.779%             106.779%             106.779%

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to MetLife Insurance Company of Connecticut, Specialized Benefit Resources, 501 Route 22, Bridgewater, NJ 08807 or by calling us at 1-908-253-1400.

To obtain free copies of personalized illustrations of Death Benefits, Cash Surrender Values, and Contract Values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Securities and Exchange Commission (the "SEC") at 202-942-8090. Reports and other information about the Registrant, including the SAI, are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549.

Investment Company Act File Numbers: 811-09215

Book 92                                                                     4/12